SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K

Current Report


Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  February 10, 1997
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II-VI INCORPORATED
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(Exact name of registrant as specified in its charter)




Pennsylvania                     0-16195                25-1214948
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(State or other jurisdiction   (Commission            (IRS Employer
of incorporation)	               File Number)         Identification
Number)




375 Saxonburg Boulevard, Saxonburg, Pennsylvania           16056
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(Address of principal executive offices)                 (ZIP Code)



Registrant's telephone number, including area code:  412-352-4455
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Item 4.  Change in Registrant's Certifying Accountant.
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      (a) (1) (i)   On February 10, 1997, the Registrant terminated
Alpern, Rosenthal & Company as independent accountants for the Registrant and its subsidiaries (other than II-VI Singapore Pte. Ltd. which will continue to be serviced by Deloitte & Touche LLP) upon completion of its review of the Registrant's unaudited financial statements for its second fiscal quarter ended December 31, 1996.

              (ii) The independent accountant's reports on the financial statements of the Registrant for fiscal 1995 and 1996 did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

              (iii) The decision to change accountants was approved by the Audit Committee and ratified by the Board of Directors of the Registrant.

              (iv) During the Registrant's two most recent fiscal years and subsequent interim period, there have been no disagreements with Alpern, Rosenthal & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Alpern, Rosenthal & Company, would have caused Alpern, Rosenthal & Company to make a reference to the subject matter of the disagreement in connection with its report.

              (v) During the Registrant's two most recent fiscal years and subsequent interim period, there did not occur any kind of event listed in paragraphs (a)(1)(v)(A) through (D) of Regulation S-K,
Item 304.

      (a) (2) Effective February 10, 1997, the Registrant has engaged Deloitte & Touche LLP as independent auditors to review the Registrant's unaudited financial statements for its third fiscal quarter ending March 31, 1997, and to audit the Registrant's financial statements for the fiscal year ending 1997. During Registrant's two most recent fiscal years and subsequent interim period, neither the Registrant nor any person acting on behalf of the Registrant consulted Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K, Item 304, and the related instructions) or a reportable event (as described in paragraph
(a)(1)(v) of Regulation S-K, Item 304).

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

      (c)   Exhibits.

            16.01     Letter dated February 12, 1997      Filed herewith
                      from Alpern, Rosenthal & Company
                      regarding change in certifying
                      accountants
                                    -3-


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       II-VI INCORPORATED
                                       (Registrant)



Date:  February 12, 1997               By:       /s/ James Martinelli

                                       -------------------------------
                                       Name:    James Martinelli
                                       Title:   Treasurer & Chief
                                                Financial Officer
                                    -4-


                                 EXHIBIT INDEX


Exhibit No.
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   16.01       Letter dated February 12, 1997        Filed herewith
               from Alpern, Rosenthal & Company
               regarding change in certifying
               accountants

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